Exhibit 32.2

BULOVA TECHNOLOGIES GROUUP, INC.
Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Bulova Technologies Group, Inc. (the Company) on Form 10-K/A (Amendment No. 1) for the year ended September 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Michael J. Perfetti III, Principal Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael J. Perfetti
Michael J. Perfetti
Principal Financial and Accounting Officer
February 6, 2017